MidCap Growth Fund

	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Institutional
Ticker Symbol(s)	PMSGX	PGPPX	PFPPX	PIPPX	PHPPX	PGWIX

Principal Funds, Inc. Summary Prospectus March 1, 2014
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes R-1, R-2, R-3, R-4, R-5, Institutional shares dated March 1, 2014 and the Statement of Additional Information dated March 1, 2014 (which may be obtained in the same manner as the Prospectus).